SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
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      14c-5(d)(2))
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                            5th Avenue Channel Corp.
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                (Name of Registrant As Specified In Its Charter)

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

                            5TH AVENUE CHANNEL CORP.
                             3957 N.E. 163RD STREET
                        NORTH MIAMI BEACH, FLORIDA 33160

                ------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ON DECEMBER 29, 2000
                ------------------------------------------------


         To the Shareholders of 5th Avenue Channel Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 5th Avenue Channel Corp., a Florida corporation (the "Company"), will be held on Friday, December 29, 2000, at 10:00 a.m., at the Company's principal executive offices, at 3957 N.E. 163rd Street, North Miami Beach, Florida 33160, telephone number (305) 947-3010, for the following purposes, all of which are set forth more completely in the accompanying Information Statement:

         1.  To elect four Directors of the Company for the current year;

         2. To consider and vote upon a proposal to ratify the selection of Rachlin, Cohen and Holtz, LLP, as the Company's independent public accountants for the year ending December 31, 1999; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on Thursday, December 7, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. A copy of the Company's most recent Annual Report on Form 10-KSB for the year ended December 31, 1999 and Quarter Report on Form 10-QSB/A for the period ended September 30, 2000 are enclosed.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                       Melvin Rosen, Secretary

North Miami Beach, Florida
December 8, 2000

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            5TH AVENUE CHANNEL CORP.
                             3957 N.E. 163RD STREET
                        NORTH MIAMI BEACH, FLORIDA 33160

                 ----------------------------------------------
                              INFORMATION STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 29,2000
                 ----------------------------------------------

         At the close of business on Thursday, December 7, 2000 (the "Record Date"), the Company had outstanding 27,941,966 shares of common stock, $.001 par value per share (the "Common Stock") and no share of preferred stock. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote of shareholders. Only record holders of Common Stock on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before any adjournment is taken. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares of Common Stock present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares of Common Stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares of Common Stock with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares of Common Stock that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each of the shareholders of the Company who owns more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer (as hereinafter defined) and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that all beneficial owners named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                 NAME AND                                NUMBER OF SHARES             PERCENTAGE OF
      ADDRESS OF BENEFICIAL OWNER (1)                  BENEFICIALLY OWNED(2)       BENEFICIAL OWNERSHIP
--------------------------------------------           --------------------------------------------------
Melvin Rosen                                               16,896,066(3)                  53.21%
Eric Lefkowitz                                              1,490,700(4)                   4.69%
Ivan Rothstein                                                672,880(5)                   2.12%
Dennis J. Devlin                                              274,000(6)                   0.86%
Nick van der Linden                                           334,000(7)                   1.05%
      All directors and executive officers
       of the Company as a group (7 persons)               19,869,146(8)                  62.58%

----------------

(1) Except as otherwise noted, the address of each beneficial owner is in care of the Company, 3957 N.E. 163rd Street, North Miami Beach, Florida 33160.

(2) Based on 27,941,966 shares of common stock issued and outstanding as of December 7, 2000, for purposes of calculating each person's beneficial ownership, amount and percentage, each person's options and warrants that are exercisable within 60 days as of December 7, 2000 are included and are deemed outstanding and are added to the 27,941,966 shares outstanding.

(3) Includes 500,000 shares of common stock issuable upon exercise of a warrant at an exercise price of $1.00 per share, 500,000 shares issuable upon exercise of a warrant at $5.00 per share; options to purchase 357,600 shares at $2.75 per share; 74,500 at $10.00; 74,500 at
         $15.00; 74,500 at $20.00 and 944,600 issuable at various prices conditioned on performance.

(4) Includes options to purchase 268,200 shares at $2.75 per share; 74,500 at $10.00; 74,500 at $15.00; 74,500 at $20.00; and 44,700 at fair value on date of grant.

(5) Includes options to purchase 143,040 shares at $2.75 per share; 74,500 at $10.00; 74,500 at $15.00; and 74,500 at $20.00; and 141,340 at fair value on date of grant

(6) Includes options to purchase 5,000 shares at $5.85 per share; 5,000 at $8.25; and 14,000 at fair value on date of grant.

(7) Represents shares owned by Caladan B.V., a company controlled by Mr. Van der Linden, and options to purchase 14,000 shares at fair value on date of grant.

(8) Includes a total of 3,809,480 shares issuable upon the exercise of presently exercisable options and warrants held by the following persons: Mel Rosen 1,000,000 warrants and 1,525,700 options; Eric Lefkowitz, 536,400 options; Ivan Rothstein 507,880 options; Dennis Devlin 24,000 options; Nick van der Linden, l4,000 options; Aurelio Alonso 50,000 options and Michael Tedesco 151,500 options.

                              ELECTION OF DIRECTORS

                       NOMINEES FOR ELECTION TO THE BOARD

         At the Annual Meeting, three directors will be elected by the shareholders to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

         The following table sets forth certain information concerning each nominee.

       NAME           AGE                     POSITION
-------------------   ---   ------------------------------------------------
Melvin Rosen           56   President, Chief Executive Officer and Director*
Eric Lefkowitz         40   Senior Vice President and Director*
Dennis J. Devlin       52   Director*
Nick van der Linden    32   Director

--------------
*  Member of Audit Committee

         MEL ROSEN, has served as president, chief executive officer and chairman of the Board of the Company since May 1997. From July 1986 to May 1996, he owned and served as the president of the company that owned a wireless television system in Costa Rica which was sold to us in February 1996. He was also the co-founder of TVN, a large pay-per-view company.

         ERIC LEFKOWITZ, has served as one of our executive vice presidents since January 1999 and as one of our directors since March 1998. Between 1994 and 1999, Mr. Lefkowitz was president, CEO and 50% owner of International Broadcast Consultants of America, Inc., a consumer products marketing and wholesaling company.

         DENNIS J. DELVIN, has served as one of our directors since May 1993 and as our vice president from 1993 to 1998. Mr. Delvin is the founder and has served as president of Dennis' Mobile Home Service and Supply, Inc. in Wayne, Michigan since 1979. Mobile Home Service and Supply, Inc. is engaged in the construction of additions, roof systems and specialized products for mobile home owners, including remodeling, insurance services, parts supply and repair.

         NICK VAN DER LINDEN, has served as one of our directors since November 1999. Mr. van der Linden is founder of Caladan B.V., a holding company for a number of investment activities including corporate finance and consulting. Mr. Van der Linden is also founder of The Traders Society N.V., a wholesale trading house in the Netherlands where he served as chief executive officer from 1996 to 1998. From 1994 to 1996, he was a managing director at Rabo Securities in the Netherlands.

         Each director of the Company holds such position until the next annual meeting of shareholders and until his successor is duly elected and qualified. The officers hold office until the first meeting of the Board of Directors following the annual meeting of shareholders and until their successors are chosen and qualified, subject to early removal by the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than 10% of the Company's outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners for the year ended December 31, 1999 have been complied with.

MEETINGS AND COMMITTEES

         During the year ended December 31, 1999, the Board of Directors met on 8 occasions, 6 times in person or telephonically and 2 times by unanimous written consent.

         The Board of Directors has one committee, the Audit Committee. Melvin Rosen and Eric Lefkowitz, and one independent director, Dennis J. Devlin, are the members of the Audit Committee. The Audit Committee is responsible for recommending auditors to be engaged by the Company, assisting with the planning of the audit, reviewing the results from the audit and directing and supervising investigations into matters relating to the audit. The Audit Committee was formed in late 1997 and did not meet during the year ended December 31, 1999.

         During 1999 there was no nominating committee, compensation committee, or other similar committee of the Board of Directors. Rather, such functions were performed by the Board of Directors as a whole.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the aggregate compensation paid in 1999, 1998 and 1997 to all Executive Officers of the Company. No other executive officer of the Company received compensation in excess of $100,000 during 1999.

                                                              SHARES
     NAME AND                   YEAR                        UNDERLYING
   PRINCIPAL POSITION           ENDED        SALARY ($)     OPTIONS (#)
--------------------------   -----------    ------------    -----------
Melvin Rosen                 12/31/99       $    180,000              0
     President and CEO       12/31/98            180,000              0
                             12/31/97 (1)         90,000              0
Eric Lefkowitz               12/31/99            150,000              0
     Senior Vice President   12/31/98 (2)         50,000              0

-------------
(1) Mr. Rosen commenced his employment with us in May 1997 and has accrued his entire salary since that time.
(2)  Mr. Lefkowitz commenced his employment with us in November 1998

         OPTION GRANTS IN LAST FISCAL YEAR.

         None of the above named executive officers received options in 1999.

         OPTIONS EXERCISED.

         None of the above named executive officers exercised options in 1999.

         STOCK OPTION PLAN

         In January 1995, the Company adopted a stock option plan (the "SOP"), pursuant to which officers, directors, key employees and consultants are eligible to receive "incentive" and /or non-qualified stock options. The Company can grant 200,000 shares of its common stock under the SOP. The SOP is administered by the Board of Directors which determines, among other things, the persons to be granted options under the SOP, the number of shares subject to each option, and the option price. To date, the Company has granted options to purchase 200,000 shares of common stock under the SOP, all of which remain outstanding. The exercise price of all options granted under the SOP equaled or exceeded the fair market value of the common stock at the date of grant.

         LONG-TERM INCENTIVE AND PENSION PLANS. The Company does not have any long-term incentive or pension plans other than the above-mentioned SOP.

         COMPENSATION OF DIRECTORS. Directors of the Company who are neither employees nor consultants ("non-employee directors") are compensated at the rate of $500 for each meeting of the Board of Directors attended, and all directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

       PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Rachlin, Cohen, Holtz, LLP, independent public accountants, served as the Company's independent public accountants for the year ending December 31, 1999. The Board of Directors instructed management to submit the appointment of Rachlin, Cohen, Holtz LLP for ratification by the shareholders at the Annual Meeting as the Company's independent public accountants for the current fiscal year ending December 31, 1999. One or more representatives of Rachlin, Cohen, Holtz, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business that may come before the Annual Meeting.

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the SEC, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's next Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than March 10, 2001.

                             ADDITIONAL INFORMATION

         A copy of the Company's most recent Annual Report on Form 10-KSB for the year ended December 31, 1999 and Quarter Report on Form 10-QSB/A for the period ended September 30, 2000 are being provided to shareholders with this Information Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                       Melvin Rosen, Secretary

December 8, 2000
North Miami Beach, Florida